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                                                                  EXHIBIT 10.19


REAADS Medical Products, Inc.                         SBA LOAN NUMBER
Loan  #1821001                                        GP-986,194-30-02
U.S. Small Business Administration


                                   NOTE

$ 1,000,000.00                            (City and State) Broomfield, Colorado
                                          (Date) January 6, 1997

For value received, the undersigned promises to pay to the order of Eagle Bank at its office in the City of Broomfield, State of Colorado or at holders option, at such other place as may be designated from time to time by the holder One Million Dollars, with interest on unpaid principal computed from the date of each advance to the undersigned at the rate of 11.00 percent per annum, payment to be made in installments as follows:

   NOTE PAYABLE: The interest rate as of the date herein is eleven percent (11.00%) per annum. Principal and interest are payable in monthly installments of $13,775 each beginning approximately one month after the date of the Note, and continuing the same day of each month thereafter until the expiration of ten years from the date of the Note; at that time the entire amount of principal and interest remaining unpaid will be payable. Interest will be calculated on the unpaid principal to the date of receipt of' each installment. Payments will be credited first to the accrued interest and then to reduction of principal.

   The rate of interest herein shall increase or decrease effective on January 1, April 1, July 1, and October 1 of each year to a rate equal to the minimum prime lending rate at large U.S. money center commercial banks as published on the first business day following those dates in the Money Rates section of the Wall Street Journal plus two and three quarters percent (2.75%) per annum.

   Notwithstanding the foregoing provision for Changes in the rate of interest, neither the initial rate nor any subsequent interest rate shall exceed the maximum rate permitted by State Usury Laws or preempting Federal law, if any, applicable to this loan.

   If the undersigned is in default in payment due under the Note and the Small Business Administration (SBA) purchases its guaranteed portion of the Note the rate of interest on the entire Note shall become fixed at the rate in effect as of the initial date of default. If the undersigned is not in default in payment when SBA purchases its guaranteed portion, then the rate of interest on the entire Note shall be fixed at the rate in effect as of the date of purchase by SBA.

   The holder hereof has the right to change the amount of the installments due under the Note to assure that such payments will amortize the Note within the stated maturity.

   Borrower shall provide Lender with written notice of intent to prepay part or all of the loan at least three (3) weeks prior to tile anticipated prepayment date. A Prepayment is any payment made ahead of schedule that exceeds twenty
   (20) percent of the then outstanding principal balance. If Borrower makes a prepayment and fails to give at least three weeks advance notice of


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   intent to prepay, then, notwithstanding any other provision to the contrary in the Note, or other document, borrower shall be required to pay Lender three weeks interest on the unpaid principal as of the date of such payment.

   If this Note contains a fluctuating interest rate, the notice provision is not a pre-condition for fluctuation (which shall take place regardless of notice). Payment of any installment of principal or interest owing on this Note may be made prior to the maturity date thereof without penalty. Borrower shall provide lender with written notice of intent to prepay part or all of this loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty (20) percent of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then, notwithstanding any other provision to the contrary in this note or other document, borrower shall be required to pay lender three weeks interest on the unpaid principal as of the date preceding such prepayment.

   The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note including principal interest and expenses. whether contingent, now due or hereafter to become due and whether heretofore or contemporaneously herewith or hereafter contracted The term "Collateral" as used in this Note shall mean any funds, guaranties or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been are or hereafter may be, hypothecated directly or indirectly by the undersigned or others, in connection with, or as security for, the Indebtedness or any part thereof The Collateral, and each part thereof, shall secure the Indebtedness and each part thereof. The covenants and conditions set forth or referred to in any and all instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the undersigned with the same force and effect as though such covenants and conditions were fully set forth herein.

   The Indebtedness shall immediately become due and payable, without notice or demand, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the undersigned or for any of its property, or upon the filing of a petition by or against the undersigned under the provisions of any State insolvency law or under the provisions of the Bankruptcy Reform Act of 1978, as amended, or upon the making by the undersigned of an assignment for the benefit of its creditors. Holder is authorized to declare all or any part of the Indebtedness immediately due and payable upon the happening of any of the following events (1) Failure to pay any part of the Indebtedness when due; (2) nonperformance by the undersigned of any agreement with, or any condition imposed by, Holder or Small Business Administration (hereinafter called "SBA"); with respect to the Indebtedness; (3) Holder's discovery of the undersigned's failure in any application of the undersigned to Holder or SBA to disclose any fact deemed by Holder to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application or the indebtedness, of any misrepresentation by, on behalf of, or for the benefit of the undersigned; (4) the reorganization (other than a reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended) or merger or consolidation of the undersigned (or the making of any agreement therefor) without the prior written consent of Holder;
(5) the undersigned's failure duty to account, to Holdees satisfaction, at such time or times as Holder may require for any of the Collateral or proceeds thereof, coming into the control of the undersigned; or (6) the institution of any suit affecting the undersigned deemed by Holder to affect adversely its


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interest hereunder in the Collateral or otherwise Holder's failure to exercise its rights under this paragraph shall not constitute a waiver thereof.

   Upon the nonpayment of the Indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Holder is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale, without demand, advertisement or notice of the time or place of sale or of any adjournment thereof, which are hereby expressly waived. After deducting all expenses incidental to or arising from such sale or sales, Holder may apply the residue of the proceeds thereof to the payment of the Indebtedness, as it shall deem proper, returning the excess, if any, to the undersigned. The undersigned hereby waives all right of redemption or appraisement whether before or after sale.

   Holder is further empowered to collect or cause to be collected or otherwise to be converted into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the undersigned or any third party, irrespective of any assignment thereof by the undersigned, and without prior notice to or consent of the undersigned or any assignee. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the indebtedness, or any part thereof has become due, Holder shall have the same rights and powers with respect to such item of the Collateral as are granted in this paragraph in case of nonpayment of the Indebtedness or any part thereof, when due None of the rights, remedies, privileges, or powers of Holder expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege, and power now or hereafter existing in favor of Holder, whether at law or equity, by statute or otherwise

   The undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Holder, there shall be no duty upon Holder in this respect. The undersigned shall pay all expenses of any nature, whether incurred in or out of court, arid whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Holder may deem necessary or proper in connection with the satisfaction of the Indebtedness or the administration, supervision, presentation, protection of (including, but not limited to the maintenance of adequate insurance) or the realization upon the Collateral. Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the Indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

   The security rights of Holder and its assigns hereunder shall not be impaired by Holdees sale, hypothecation or rehypothecation of any note of the undersigned or any item of the Collateral, or by any indulgence, including but not limited to (a) any renewal, extension, or modification which Holder may grant with respect to the Indebtedness or any part thereof, or (b) any surrender, compromise, release, renewal, extension, exchange, or substitution which Holder may grant in respect of the Collateral, or (c) any indulgence granted in respect of any endorser, guarantor, or surety. The purchaser, assignee, transferee, or pledgee of this Note, the Collateral, and guaranty, and any other document (or any of them), sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all applications of the undersigned to Holder or SBA, as if said purchaser, assignee, transferee, or pledgee were


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originally named as Payee in this Note and in said application or applications.

   This promissory note is given to secure a loan which SBA is making or in which it is participating and pursuant to Part 101 of the Rules and Regulations of SBA (13 C F, R 101 l(d)), this instrument is to be construed and (when SBA is the Holder or a party in interest) enforced in accordance with applicable Federal law.

                                       REAADS Medical Products, Inc.


                                        /S/ LUIS R. LOPEZ
                                       ----------------------------------------
                                       Luis R. Lopez


                                        /S/ DOUGLASS T. SIMPSON
                                       ----------------------------------------
                                       Douglass T. Simpson, Secretary


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